UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2014

The Providence Service Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 East Broadway Blvd., Tucson, Arizona	85701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 747-6600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 30, 2014, The Providence Service Corporation (the “Company” or “Providence”) acquired all of the outstanding equity of Ingeus Limited (“Ingeus”) pursuant to a Share Sale Agreement, dated as of March 31, 2014. Providence also, pursuant to an Australian Share Sale Agreement Side Deed, dated as of March 31, 2014, guaranteed the obligations of its newly-acquired, wholly-owned subsidiary, Ingeus Europe Limited, in that subsidiary’s purchase of the share capital of Ingeus UK Limited from Deloitte LLP, as of May 30, 2014. This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain financial statements of Ingeus and to present certain unaudited pro forma financial information in connection with Providence’s acquisition of Ingeus. Ingeus’ financial statements and the unaudited pro forma information of Providence and its subsidiaries are filed as exhibits hereto.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated balance sheets of Ingeus Limited as of December 31, 2013, 2012 and 2011, the related consolidated statements of profit and loss and other comprehensive income, consolidated statements of changes in equity, and consolidated statements of cash flows for the years ended December 31, 2013, 2012 and 2011, the notes to the consolidated financial statements and the Independent Auditors’ Report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The audited consolidated balance sheets of Ingeus UK Limited as of December 31, 2013, 2012 and 2011, the related consolidated statements of comprehensive income, consolidated statements of changes in equity, and consolidated statements of cash flows for the years ended December 31, 2013, 2012 and 2011, the notes to the consolidated financial statements and the Independent Auditors’ Report are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of Providence and its subsidiaries as of March 31, 2014 and the unaudited pro forma condensed combined statements of income of Providence and its subsidiaries for the three months ended March 31, 2014 and the year ended December 31, 2013 giving effect to Providence’s acquisition of Ingeus, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

23.1	Consent of KPMG
23.2	Consent of KPMG LLP, United Kingdom
99.1

Audited consolidated balance sheets of Ingeus Limited as of December 31, 2013, December 31, 2012 and December 31, 2011, the related consolidated statements of profit and loss and comprehensive income, consolidated statements of changes in equity, and consolidated statements of cash flows for the year ended December 31, 2013, December 31, 2012 and December 31, 2011, the notes to the consolidated financial statements and the Independent Auditors’ Report.

99.2

Audited consolidated balance sheets of Ingeus UK Limited as of December 31, 2013, December 31, 2012 and December 31, 2011, the related consolidated statements of comprehensive income, consolidated statements of changes in equity, and consolidated statements of cash flows for the year ended December 31, 2013, December 31, 2012 and December 31, 2011, the notes to the consolidated financial statements and the Independent Auditors’ Report.

99.3

The unaudited pro forma condensed combined balance sheet as of March 31, 2014 of Providence and its subsidiaries and the unaudited pro forma condensed combined statement of income of Providence and its subsidiaries for the three months ended March 31, 2014, the unaudited pro forma combined statement of income of Providence and its subsidiaries for the year ended December 31, 2013, giving effect to Providence’s acquisition of Ingeus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: August 15, 2014	By:	/s/ Robert E Wilson
	Name:	Robert E. Wilson
	Title:	Chief Financial Officer